Exhibit 99.1

WhiteHorse Finance, Inc. Announces Second Quarter 2021 Earnings Results and Declares Quarterly Distribution of $0.355 Per Share

NEW YORK, August 9, 2021 /PRNewswire/ -- WhiteHorse Finance, Inc. ("WhiteHorse Finance" or the "Company") (Nasdaq: WHF) today announced its financial results for the quarter ended June 30, 2021. In addition, the Company’s board of directors has declared a distribution of $0.355 per share with respect to the quarter ending September 30, 2021. The distribution will be payable on October 4, 2021 to stockholders of record as of September 20, 2021.

Second Quarter 2021 Summary Highlights

•	Net Asset Value of $319.6 million, or $15.42 per share

•	Investment portfolio(1) totaling $670.5 million

•	STRS JV investment portfolio totaling $209.5 million

•	Gross investment deployments(2) of $103.8 million for the second quarter, including new originations of $96.3 million and $7.5 million of fundings for add-ons to existing investments

•	Net investment income of $6.1 million, or $0.296 per share

•	Core net investment income of $7.0 million, or $0.338 per share(3)

•	Second quarter distribution of $0.355 per share

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC ("STRS JV"), an unconsolidated joint venture, totaling $61.9 million, at fair value.
(2) Excludes investments made in STRS JV.
(3) "Core net investment income" is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

Stuart Aronson, WhiteHorse Finance's Chief Executive Officer, commented, "During the second quarter, we successfully originated seven first lien loans and one second lien deal, contributing $96.3 million of gross deployment. The origination volume increased leverage to 1.14x, and our net asset value rose to $15.42 per share driven by mark-to-market gains in our portfolio, representing the second highest per share level since the Company’s initial public offering. With SureFit placed back on accrual, the investment portfolio remains strong with only one investment remaining on non-accrual status. Looking forward, the pipeline is very active for existing deal paydowns, refinancings and new deals for the second half of 2021. In this fast-paced environment, we will continue to leverage our three-tiered sourcing approach and rigorous underwriting standards to maintain and grow a healthy portfolio, generating robust cash flows to support our dividend and ultimately enhancing value for our shareholders."

Portfolio and Investment Activity

As of June 30, 2021, the fair value of WhiteHorse Finance's investment portfolio was $670.5 million, compared with $617.0 million as of March 31, 2021. The portfolio as of June 30, 2021 consisted of 97 positions across 67 companies with a weighted average effective yield of 9.5% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV) was $7.1 million with the overall portfolio comprised of approximately 84.0% first lien secured loans, 4.4% second lien secured loans, 2.4% equity and 9.2% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the London Interbank Offered Rate) with fixed rate securities representing only 0.4% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended June 30, 2021, WhiteHorse Finance made investments in eight new portfolio companies totaling $96.3 million and added a total of $7.5 million to six existing portfolio companies. Proceeds from sales and repayments totaled approximately $30.8 million for the quarter ended June 30, 2021, driven by two full realizations in NMFC Senior Loan Program I LLC and Comniscient Technologies LLC.

In addition to the transactions discussed above, during the three months ended June 30, 2021, WhiteHorse Finance transferred assets comprised of four new portfolio companies and three add-on investments totaling $31.8 million to STRS JV in exchange for a net investment in STRS JV of $6.6 million as well as cash proceeds of $25.2 million.

WHF STRS Ohio Senior Loan Fund LLC

As of June 30, 2021, STRS JV's portfolio totaled $209.5 million, consisted of 25 portfolio companies and had a weighted average effective yield of 8.1% on its portfolio.

Results of Operations

For the three months ended June 30, 2021, the Company's net investment income was approximately $6.1 million, compared with approximately $5.2 million for the same periods in the prior year, representing an increase of approximately 17.3%. The increase in net investment income for the year-over-year period was primarily attributable to higher interest income earned on a comparatively larger portfolio and higher investment income generated from the Company's investment in STRS JV, partially offset by higher incentive fees accrued for the quarter ended June 30, 2021. For the three months ended June 30, 2021, the Company's investment in STRS JV generated an annualized, gross investment yield of approximately 13.8%.

For the three months ended June 30, 2021, core net investment income (as defined above) was $7.0 million, compared with $5.2 million for the same period in the prior year, representing an increase of approximately 34.6%.

For the three months ended June 30, 2021, WhiteHorse Finance reported net realized and unrealized gains on investments and foreign currency transactions of $4.4 million. This compares with net realized and unrealized gains on investments and foreign currency transactions of $17.6 million for the three months ended June 30, 2020. The decrease for the year-over-year period was primarily attributable to higher prior-year unrealized gains generated on markups in the portfolio as a result of overall market stability and price recovery from the COVID-19 pandemic.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $10.5 million for the three months ended June 30, 2021, which compares with a net increase of $22.8 million for the three months ended June 30, 2020.

WhiteHorse Finance's net asset value was $319.6 million, or $15.42 per share, as of June 30, 2021, as compared with $314.3 million, or $15.27 per share, as of March 31, 2021.

Liquidity and Capital Resources

As of June 30, 2021, WhiteHorse Finance had cash and cash equivalents of $17.8 million, as compared with $24.5 million as of March 31, 2021, inclusive of restricted cash. As of June 30, 2021, the Company also had $46.5 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's Board of Directors has declared a distribution of $0.355 per share with respect to the quarter ending September 30, 2021. The distribution will be payable on October 4, 2021 to stockholders of record as of September 20, 2021.

On May 10, 2021, the Company declared a distribution of $0.355 per share for the quarter ended June 30, 2021, consistent with distributions declared for the thirty-fifth consecutive quarter since the Company's initial public offering. The distribution was paid on July 2, 2021 to stockholders of record as of June 18, 2021.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its second quarter results at 1:00 p.m. ET on Monday, August 9, 2021. To access the teleconference, please dial 877-876-9174 (domestic and international) approximately 10 minutes before the teleconference's scheduled start time and reference Conference ID #WHFQ221. Investors may also access the call on the investor relations portion of the Company's website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call's completion through August 16, 2021. The teleconference replay can be accessed by dialing 877-274-8339 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company's website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, ("H.I.G. Capital"). H.I.G. Capital is a leading global alternative asset manager with $45 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses nor did the Company incur any costs with refinancing any of its indebtedness for the quarters ended June 30, 2021 and June 30, 2020.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended June 30, 2021 and June 30, 2020 (in thousands, except per share data):

	June 30, 2021		June 30, 2020
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$6,100	$0.296	$5,240	$0.255
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	882	0.042	-	-
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$6,982	$0.338	$5,240	$0.255

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	June 30, 2021	December 31, 2020
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$602,576	$623,777
Non-controlled affiliate company investments	6,008	15,717
Controlled affiliate company investments	61,891	51,241
Total investments, at fair value (amortized cost $678,680 and $695,429, respectively)	670,475	690,735
Cash and cash equivalents	10,329	8,062
Restricted cash and cash equivalents	7,037	7,549
Restricted foreign currency (cost of $378 and $319, respectively)	397	333
Interest and dividend receivable	7,076	6,532
Amounts receivable on unsettled investment transactions	1,021	4,717
Escrow receivable	2,236	-
Prepaid expenses and other receivables	1,154	1,061
Total assets	$699,725	$718,989

Liabilities
Debt	$358,719	$384,880
Distributions payable	7,357	7,294
Management fees payable	3,357	3,354
Incentive fees payable	6,994	6,117
Amounts payable on unsettled investment transactions	-	497
Interest payable	1,848	1,870
Accounts payable and accrued expenses	1,437	1,708
Advances received from unfunded credit facilities	392	372
Total liabilities	380,104	406,092

Commitments and contingencies

Net assets
Common stock, 20,722,596 and 20,546,032 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	21	21
Paid-in capital in excess of par	302,711	300,002
Accumulated earnings	16,889	12,874
Total net assets	319,621	312,897
Total liabilities and total net assets	$699,725	$718,989

Number of shares outstanding	20,722,596	20,546,032
Net asset value per share	$15.42	$15.23

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Investment income
From non-controlled/non-affiliate company investments
Interest income	$14,148	$12,145	$28,960	$25,284
Fee income	350	539	1,121	830
Dividend income	65	30	109	79
From non-controlled affiliate company investments
Dividend income	717	263	967	538
From controlled affiliate company investments
Interest income	738	606	1,457	1,231
Dividend income	1,325	240	2,699	393
Total investment income	17,343	13,823	35,313	28,355

Expenses
Interest expense	3,811	3,223	7,613	6,891
Base management fees	3,357	2,950	6,701	6,042
Performance-based incentive fees	2,628	1,311	4,670	1,752
Administrative service fees	170	171	341	342
General and administrative expenses	875	730	1,696	1,610
Total expenses	10,841	8,385	21,021	16,637

Net investment income before excise tax	6,502	5,438	14,292	11,718
Excise tax	402	198	592	376
Net investment income after excise tax	6,100	5,240	13,700	11,342

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	(555)	(77)	7,605	433
Non-controlled-affiliate company investments	-	-	-	-
Foreign currency transactions	(4)	70	(3)	67
Foreign currency forward contracts	(4)	(6)	(4)	-
Net realized gains (losses)	(563)	(13)	7,598	500
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	4,407	15,841	(2,568)	(6,355)
Non-controlled affiliate company investments	755	871	321	(1,130)
Controlled affiliate company investments	(149)	1,111	(269)	(2,842)
Translation of assets and liabilities in foreign currencies	(40)	(237)	(102)	343
Foreign currency forward contracts	1	(2)	-	(3)
Net change in unrealized appreciation (depreciation)	4,974	17,584	(2,618)	(9,987)
Net realized and unrealized gains (losses) on investments	4,411	17,571	4,980	(9,487)
Net increase in net assets resulting from operations	$10,511	$22,811	$18,680	$1,855

Per Common Share Data
Basic and diluted earnings per common share	$0.51	$1.11	$0.91	$0.09
Dividends and distributions declared per common share	$0.36	$0.36	$0.71	$0.71
Basic and diluted weighted average common shares Outstanding	20,626,340	20,546,032	20,589,159	20,546,032

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
SmartSign Holdings LLC	First Lien Secured Term Loan	1.00%	L+ 7.50%	8.50%	08/21/20	10/11/24	7,705	$7,583	$7,705	2.41%
							7,705	7,583	7,705	2.41
Air Freight & Logistics
Access USA Shipping, LLC	First Lien Secured Term Loan	1.50%	L+ 8.00%	9.50%	02/08/19	02/08/24	5,083	5,043	5,083	1.59
							5,083	5,043	5,083	1.59
Application Software
Atlas Purchaser, Inc. (dba Aspect Software)	Second Lien Secured Term Loan	0.75%	L+ 9.00%	9.75%	05/06/21	05/06/29	15,000	14,558	14,558	4.55
Connexity, Inc.	First Lien Secured Term Loan	1.50%	L+ 8.50%	10.00%	05/21/20	05/21/25	9,454	9,234	9,454	2.96
Newscycle Solutions, Inc.	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	06/14/19	12/29/22	3,229	3,202	3,217	1.01
Newscycle Solutions, Inc.(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00%	06/14/19	12/29/22	169	168	168	0.05
TaxSlayer LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/31/20	12/31/26	6,779	6,655	6,655	2.08
TaxSlayer LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	12/31/20	12/31/26	-	-	-	-
							34,631	33,817	34,052	10.65
Automotive Retail
Team Car Care Holdings, LLC(12)	First Lien Secured Term Loan	1.02%	Base rate+ 7.99%	9.01%	02/26/18	02/23/23	15,678	15,561	15,629	4.89
							15,678	15,561	15,629	4.89
Building Products
Drew Foam Companies Inc	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	11/05/20	11/05/25	7,244	7,115	7,118	2.23
LHS Borrower, LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	09/30/20	09/30/25	9,567	9,385	9,496	2.97
LHS Borrower, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.75%	7.75%	09/30/20	09/30/25	-	-	7	-
							16,811	16,500	16,621	5.20
Cable & Satellite
Bulk Midco, LLC(15)	First Lien Secured Term Loan	1.00%	L+ 7.34%	8.34%	06/08/18	06/08/23	15,000	14,913	14,250	4.46
							15,000	14,913	14,250	4.46
Construction & Engineering
SFP Holding, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	06/22/21	09/01/23	2,295	2,246	2,272	0.71
Tensar Corp.	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	11/20/20	08/20/25	6,965	6,813	6,930	2.17
							9,260	9,059	9,202	2.88
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/30/20	12/29/25	7,960	7,817	7,846	2.45
Claridge Products and Equipment, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	12/30/20	12/29/25	-	-	3	-
							7,960	7,817	7,849	2.45
Commodity Chemicals
Flexitallic Group SAS	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	10/28/19	10/29/26	11,893	11,671	11,299	3.54
							11,893	11,671	11,299	3.54
Consumer Finance
Maxitransfers Blocker Corp	First Lien Secured Term Loan	1.00%	L+ 8.50%	9.50%	10/07/20	10/07/25	8,757	8,580	8,657	2.71
Maxitransfers Blocker Corp(4)(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.50%	9.50%	10/07/20	10/07/25	-	-	9	-
							8,757	8,580	8,666	2.71
Data Processing & Outsourced Services
Escalon Services Inc	First Lien Secured Term Loan	1.00%	L+ 13.50%	14.50% (13.00% Cash + 1.50% PIK)	12/04/20	12/04/25	8,024	7,394	7,661	2.40
FPT Operating Company, LLC/ TLabs Operating Company, LLC	First Lien Secured Term Loan	1.00%	L+ 8.25%	9.25%	12/23/16	06/07/24	24,312	24,095	24,155	7.56
Geo Logic Systems Ltd.(5)(12)(13)	First Lien Secured Term Loan	1.00%	C+ 6.50%	7.50%	12/19/19	12/19/24	6,623	4,982	5,236	1.64
Geo Logic Systems Ltd. (5)(7)(13)	First Lien Secured Revolving Loan	1.00%	C+ 6.50%	7.50%	12/19/19	12/19/24	-	-	(2)	-
E-Phoenix Acquisition Co. Inc. (dba Integreon)	First Lien Secured Term Loan	1.00%	L+ 5.75%	6.75%	06/23/21	06/23/27	9,000	8,888	8,888	2.78
							47,959	45,359	45,938	14.38

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Department Stores
Mills Fleet Farm Group, LLC	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	10/24/18	10/24/24	13,538	$13,308	$13,538	4.24%
							13,538	13,308	13,538	4.24
Distributors
Crown Brands, LLC(19)	Second Lien Secured Term Loan	1.50%	L+ 10.50%	12.00%	12/15/20	01/08/26	4,379	4,287	3,673	1.15
Crown Brands, LLC(19)	Second Lien Secured Delayed Draw Loan	1.50%	L+ 10.50%	12.00%	12/15/20	01/08/26	650	650	545	0.17
							5,029	4,937	4,218	1.32
Diversified Chemicals
Sklar Holdings, Inc.	First Lien Secured Term Loan	1.00%	L+ 7.75%	8.75%	11/13/19	05/13/23	7,451	7,335	7,451	2.33
							7,451	7,335	7,451	2.33
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.50%	L+ 7.00%	8.50%	10/16/18	10/16/23	13,174	13,032	13,174	4.12
							13,174	13,032	13,174	4.12
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.75%	8.75%	11/26/19	11/26/24	12,232	12,059	12,232	3.83
							12,232	12,059	12,232	3.83
Electronic Equipment & Instruments
LMG Holdings, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	04/30/21	04/30/26	6,836	6,704	6,704	2.10
LMG Holdings, Inc.(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	04/30/21	04/30/26	-	-	-	-
							6,836	6,704	6,704	2.10
Health Care Facilities
Epiphany Dermatology	First Lien Secured Term Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	3,483	3,415	3,431	1.07
Epiphany Dermatology(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	-	-	2	-
Epiphany Dermatology(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	-	-	14	-
Grupo HIMA San Pablo, Inc.(8)	First Lien Secured Term Loan A	N/A	L+ 9.00%	9.18%	05/05/19	04/30/19	3,855	3,855	2,146	0.67
Grupo HIMA San Pablo, Inc.(8)	First Lien Secured Term Loan B	1.50%	L+ 9.00%	10.50%	02/01/13	04/30/19	13,511	13,511	7,521	2.35
Grupo HIMA San Pablo, Inc.(8)	Second Lien Secured Term Loan	N/A	L+ 15.75%	15.75% (13.75% Cash + 2.00% PIK)	02/01/13	07/31/18	1,028	1,024	-	-
							21,877	21,805	13,114	4.09
Health Care Services
CHS Therapy, LLC	First Lien Secured Term Loan A	1.50%	L+ 8.50%	10.00%	06/14/19	06/14/24	7,326	7,244	7,325	2.29
CHS Therapy, LLC	First Lien Secured Term Loan C	1.50%	L+ 8.50%	10.00%	10/07/20	06/14/24	901	886	901	0.28
DCA Investment Holding, LLC	First Lien Secured Term Loan	0.75%	L+ 6.25%	7.00%	03/12/21	03/12/27	7,060	6,959	6,959	2.18
DCA Investment Holding, LLC(7)	First Lien Secured Delayed Draw Loan	0.75%	L+ 6.25%	7.00%	03/12/21	03/12/27	-	-	-	-
Ivy Rehab Holdings LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	8,811	8,660	8,811	2.76
Ivy Rehab Holdings LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	-	-	9	-
Ivy Rehab Holdings LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	377	370	398	0.12
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	1,161	1,141	1,153	0.36
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	5,210	5,188	5,210	1.63
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	L+ 7.75%	8.75%	11/25/20	11/25/25	16,089	15,770	15,903	4.98
PG Dental New Jersey Parent, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.75%	8.75%	11/25/20	11/25/25	-	-	10	-
							46,935	46,218	46,679	14.60
Heavy Electrical Equipment
PPS CR Acquisition, Inc. (dba Power Plant Services)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	06/25/21	06/25/26	11,179	10,956	10,956	3.43
PPS CR Acquisition, Inc. (dba Power Plant Services)(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.25%	8.25%	06/25/21	06/25/24	104	102	102	0.03
							11,283	11,058	11,058	3.46
Home Furnishings
Sure Fit Home Products, LLC	First Lien Secured Term Loan	1.00%	L+ 9.75%	10.75%	04/12/21	07/13/23	4,982	4,868	4,434	1.39
							4,982	4,868	4,434	1.39
Household Products
The Kyjen Company, LLC (dba Outward Hound)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	04/05/21	04/05/26	11,460	11,297	11,297	3.53
The Kyjen Company, LLC (dba Outward Hound)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	04/05/21	04/05/26	385	379	379	0.12
							11,845	11,676	11,676	3.65
Interactive Media & Services
What If Media Group, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	10/02/19	10/02/24	17,448	17,194	17,356	5.43
							17,448	17,194	17,356	5.43
Internet & Direct Marketing Retail
BBQ Buyer, LLC	First Lien Secured Term Loan	1.50%	L+ 8.00%	9.50%	08/28/20	08/28/25	12,666	12,396	12,878	4.03
Luxury Brand Holdings, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/04/20	06/04/26	5,970	5,863	5,970	1.87
Potpourri Group, Inc.	First Lien Secured Term Loan	1.50%	L+ 8.25%	9.75%	07/03/19	07/03/24	18,151	17,905	18,151	5.68
							36,787	36,164	36,999	11.58

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Investment Banking & Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	L+ 7.25%	8.25%	02/28/19	02/28/24	13,163	$13,093	$13,163	4.12%
							13,163	13,093	13,163	4.12
IT Consulting & Other Services
AST-Applications Software Technology LLC	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.00% (8.00% Cash + 1.00% PIK)	01/10/17	01/10/23	3,988	3,965	3,988	1.25
Cennox Holdings Limited(5)(13)	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	05/04/21	05/04/26	2,880	3,928	3,906	1.22
Cennox Holdings Limited(5)(7)(12)(13)	First lien Secured Revolving Loan	2.50%	L+ 5.33%	7.83%	05/04/21	05/04/26	432	588	586	0.18
Core BTS, Inc.	First Lien Secured Term Loan	1.50%	L+ 6.75%	8.25%	02/01/21	08/30/25	3,325	3,264	3,289	1.03
Core BTS, Inc.	First Lien Secured Delayed Draw Loan	1.50%	L+ 6.75%	8.25%	02/01/21	08/30/25	1,663	1,631	1,628	0.51
							12,288	13,376	13,397	4.19
Leisure Facilities
Honors Holdings, LLC(16)	First Lien Secured Term Loan	1.00%	L+ 7.81%	8.81% (8.31% Cash + 0.50% PIK)	09/06/19	09/06/24	9,440	9,300	9,156	2.86
Honors Holdings, LLC(16)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.62%	8.62% (8.04% Cash + 0.58% PIK)	09/06/19	09/06/24	4,649	4,606	4,509	1.41
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.)	First Lien Secured Term Loan A	1.00%	L+ 7.50%	8.50%	06/29/20	06/29/25	5,659	5,589	5,571	1.74
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.)	First Lien Secured Term Loan B	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	06/29/25	1,219	1,196	1,187	0.37
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.)(9)	First Lien Secured Term Loan C	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	NA	1,268	1,265	1,218	0.38
							22,235	21,956	21,641	6.76
Leisure Products
PlayMonster LLC	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	06/07/21	06/07/26	6,000	5,882	5,882	1.84
PlayMonster LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.00%	7.00%	06/07/21	06/07/26	-	-	-	-
							6,000	5,882	5,882	1.84
Office Services & Supplies
American Crafts, L.C.	First Lien Secured Term Loan	1.00%	L+ 8.50%	9.50%	05/28/21	05/28/26	8,500	8,375	8,373	2.62
Empire Office, Inc.	First Lien Secured Term Loan	1.50%	L+ 6.75%	8.25%	04/12/19	04/12/24	8,795	8,697	8,795	2.75
							17,295	17,072	17,168	5.37
Packaged Foods & Meats
Lenny & Larry's, LLC(17)	First Lien Secured Term Loan	1.00%	L+ 8.41%	9.41% (7.69% Cash + 1.72% PIK)	05/15/18	05/15/23	11,046	10,966	10,554	3.30
							11,046	10,966	10,554	3.30
Personal Products
Inspired Beauty Brands, Inc.	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	12/30/20	12/30/25	12,475	12,250	12,250	3.83
Inspired Beauty Brands, Inc.(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00%	12/30/20	12/30/25	-	-	-	-
							12,475	12,250	12,250	3.83
Property & Casualty Insurance
Policy Services Company, LLC (5)	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	03/06/20	05/31/24	6,062	5,851	5,940	1.86
							6,062	5,851	5,940	1.86
Research & Consulting Services
ALM Media, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	11/25/19	11/25/24	14,527	14,330	14,091	4.41
Nelson Worldwide, LLC	First Lien Secured Term Loan	1.00%	L+ 10.25%	11.25% (10.25% Cash + 1.00% PIK)	01/09/18	01/09/23	10,639	10,558	10,533	3.30
							25,166	24,888	24,624	7.71
Restaurants
LS GFG Holdings Inc.	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.00% (7.00% Cash + 2.00% PIK)	11/30/18	11/19/25	10,842	10,155	10,842	3.39
							10,842	10,155	10,842	3.39
Specialized Consumer Services
True Blue Car Wash, LLC	First Lien Secured Term Loan	1.00%	L+ 7.12%	8.12%	10/17/19	10/17/24	4,293	4,236	4,293	1.34
True Blue Car Wash, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.12%	8.12%	10/17/19	10/17/24	2,943	2,913	2,942	0.92
							7,236	7,149	7,235	2.26
Specialized Finance
Golden Pear Funding Assetco, LLC(5)	Second Lien Secured Term Loan	1.00%	L+ 10.50%	11.50%	09/20/18	03/20/24	10,938	10,829	10,938	3.42
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(7)(9)(14)	Subordinated Note	N/A	L+ 6.50%	6.59%	07/19/19	N/A	49,809	49,809	49,809	15.58
							60,747	60,638	60,747	19.00
Systems Software
IDIG Parent LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	02/17/21	12/15/26	4,263	4,224	4,223	1.32
IDIG Parent LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.50%	7.50%	02/17/21	12/15/26	-	-	-	-
IDIG Parent LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	02/17/21	12/15/26	-	-	-	-
							4,263	4,224	4,223	1.32

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Technology Hardware, Storage & Peripherals
Arcstor Midco, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	03/16/21	03/16/27	19,451	$19,081	$19,081	5.97%
Source Code Midco, LLC	First Lien Secured Term Loan	1.00%	L+ 8.25%	9.25%	05/04/18	05/04/23	21,700	21,470	21,700	6.79
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	L+ 8.75%	9.75%	10/15/20	10/15/25	15,155	14,738	14,882	4.66
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.75%	9.75%	10/15/20	10/15/25	-	-	14	-
							56,306	55,289	55,677	17.42
Trading Companies & Distributors
LINC Systems, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	02/24/21	02/24/26	4,167	4,090	4,090	1.28
LINC Systems, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	02/24/21	02/24/26	-	-	-	-
							4,167	4,090	4,090	1.28

Total Debt Investments							659,445	$649,140	$642,360	200.95%

Equity Investments
Data Processing & Outsourced Services
Escalon Services Inc(4)	Warrants	N/A	N/A	N/A	12/04/20	N/A	709	$476	$482	0.15%
								476	482	0.15
Diversified Support Services
Quest Events, LLC(4)	Preferred Units	N/A	N/A	N/A	12/28/18	12/08/25	317	317	-	-
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	09/20/19	N/A	225	-	164	0.05
								317	164	0.05
Health Care Services
Lab Logistics(4)	Preferred Units	N/A	N/A	N/A	10/29/19	N/A	2	857	905	0.28
								857	905	0.28
Internet & Direct Marketing Retail
BBQ Buyer, LLC(4)	Shares	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	2,728	0.85
Ross-Simons Topco, LP(4)	Preferred Units	N/A	N/A	N/A	12/04/20	N/A	600	600	840	0.26
								1,700	3,568	1.11
Investment Banking & Brokerage
Arcole Holding Corp.(4)(5)(6)(18)	Shares	N/A	N/A	N/A	10/01/20	N/A	-	6,944	6,008	1.88
								6,944	6,008	1.88
IT Consulting & Other Services
CX Holdco LLC(4)	Common Units	N/A	N/A	N/A	05/04/21	N/A	660	660	660	0.21
Keras Holdings, LLC(4)	Shares	N/A	N/A	N/A	12/31/20	N/A	496	496	496	0.16
								1,156	1,156	0.37
Leisure Facilities
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.)(4)	Class A Common Stock	N/A	N/A	N/A	06/29/20	N/A	2	1,955	184	0.06
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.)(4)	Warrants	N/A	N/A	N/A	06/29/20	06/28/28	1	793	75	0.02
								2,748	259	0.08
Other Diversified Financial Services
SFS Global Holding Company(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	-	-	-	-
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,491	1.09
								2,890	3,491	1.09
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(7)(14)	LLC Interests	N/A	N/A	N/A	07/19/19	N/A	12,452	12,452	12,082	3.78
								12,452	12,082	3.78

Total Equity Investments								$29,540	$28,115	8.79%

Total Investments								$678,680	$670,475	209.74%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2021

(in thousands)

Forward Currency Contracts

					Unrealized	Unrealized
Counterparty		Currency to be sold	Currency to be purchased	Settlement date	appreciation ($)	depreciation ($)
Morgan Stanley	C$	86 CAD	$67 USD	07/28/2021	$-	$-
					$-	$-

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Canadian Dollar Offered Rate (“CDOR” or “C”), or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month USD LIBOR were 0.1%, 0.1% and 0.2%, respectively, as of June 30, 2021. The one, three and six-month GBP LIBOR were all 0.1% as of June 30, 2021. The CDOR and Prime was 0.4% and 3.25%, respectively, as of June 30, 2021.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 86.5% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of June 30, 2021.

(8)	The investment is on non-accrual status.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 209.8% of the Company’s net assets or 95.8% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13)	Principal amount is non-USD denominated and is based in Canadian dollars or British Pounds.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(15)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 2.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)	On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.

(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 2.00% PIK.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

or

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

or

Alex Jorgensen

Prosek Partners

646-818-9059

ajorgensen@prosek.com

Source: WhiteHorse Finance, Inc.